UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 17, 2013
TESORO LOGISTICS LP
(Exact name of registrant as specified in its charter)

Delaware	1-35143	27-4151603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828
(Address of principal executive offices)	(Zip Code)

(210) 626-6000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to the Northwest Products System Asset Sale and Purchase Agreements

On May 17, 2013, Tesoro Logistics Northwest Pipeline LLC and Tesoro Logistics Operations LLC, subsidiaries of Tesoro Logistics LP ("TLLP"), entered into an amendment (the "Amendment") to the asset sale and purchase agreements dated as of December 6, 2012, as amended, with Chevron Pipe Line Company and Northwest Terminalling Company, respectively (the "Purchase Agreements"), for the purchase of Chevron's Northwest Products System, as defined in the Purchase Agreements.  The Amendment reduces the aggregate purchase price under the Purchase Agreements from $400 million to $355 million. In addition, the Amendment addresses the responsibilities of the parties in connection with the release of diesel fuel that occurred at Chevron's Northwest Products Pipeline System near Willard, Utah on March 18, 2013. Chevron Pipe Line Company will retain liabilities and responsibility to remediate the site of the release for a period of two years. The Amendment also extends the final closing date under the Purchase Agreements from June 1, 2013 to July 1, 2013.

Closing of the transactions contemplated by the Purchase Agreements, which requires approval from the Federal Trade Commission, remains subject to the satisfaction of certain customary closing conditions.

The foregoing description is summary in nature and is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On May 20, 2013, TLLP issued a press release announcing the Amendment. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information above is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this Current Report, including Exhibit 99.1, will not be subject to liability under Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and will not be incorporated by reference into any registration statement or other document filed by TLLP under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

2.1
Agreement Concerning Northwest Products System Asset Sale and Purchase Agreements among Chevron Pipe Line Company, Northwest Terminalling Company, Tesoro Logistics Northwest Pipeline LLC and Tesoro Logistics Operations LLC, dated as of May 17, 2013.

99.1	Press release issued on May 20, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Date: May 20, 2013

TESORO LOGISTICS LP
By:	Tesoro Logistics GP, LLC
Its general partner

By:	/s/ CHARLES S. PARRISH
Charles S. Parrish
Vice President, General Counsel and Secretary

Index to Exhibits

Exhibit Number	Description of the Exhibit

2.1
Agreement Concerning Northwest Products System Asset Sale and Purchase Agreements among Chevron Pipe Line Company, Northwest Terminalling Company, Tesoro Logistics Northwest Pipeline LLC and Tesoro Logistics Operations LLC, dated as of May 17, 2013.

99.1	Press release issued on May 20, 2013.

4